Exhibit 99.1

D.A. Davidson Annual Financial Services Conference

May 13 & 14, 2014

Brian Vance, CEO of HFWA and Heritage Bank Jeff Deuel, President and COO of Heritage Bank Don Hinson, Executive Vice President and CFO of HFWA

Bryan McDonald, Executive Vice President and CLO of Heritage Bank

Forward-Looking Statements

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:

The expected revenues, cost savings, synergies and other benefits from the Washington Banking merger and our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; The credit and concentration risks of lending activities; Changes in general economic conditions, either nationally or in our market areas; Competitive market pricing factors and interest rate risks; Market interest rate volatility; Balance sheet (for example, loans) concentrations; Fluctuations in demand for loans and other financial services in our market areas;

Changes in legislative or regulatory requirements or the results of regulatory examinations;

The ability to recruit and retain key management and staff;

Risks associated with our ability to implement our expansion strategy and merger integration; Stability of funding sources and continued availability of borrowings; Adverse changes in the securities markets; The inability of key third-party providers to perform their obligations to us;

Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and

These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission.

The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

2

Overview

Company Overview

WBCO Merger Financial Review Strategic Initiatives

3

Our Company

Overview

NASDAQ Symbol HFWA Market Capitalization $480 million Headquarters Olympia, WA Branches 67

Data as of May 1, 2014

4

Our Company

2013 Year in Review

Q1 Merger and Conversion with Northwest Commercial Bank

Q2 Central Valley Bank Subsidiary Consolidation

Q3 Merger with Valley Community Bancshares, Inc. (Valley Bank)

Core System Conversion

Valley Bank Conversion

Q4 Closed 3 Heritage Bank Branches

Consolidated 4 of 8 Valley Bank Branches

Announced WBCO Merger

5

Resulting Performance Metrics

As of and for the Quarter Ending

March 31, Dec 31, March 31, YOY%

2013 2013 2014 Change

Total Assets $1,447,080 $1,659,038 $1,662,473 23%

Total Deposits $1,225,112 $1,399,189 $1,404,214 25%

Number of Branches 34 35 36 6%

Deposits per Branch $36,033 $39,977 $39,006 18%

Number of FTE 349 373 358 2%

Assets per Employee $4,146 $4,448 $4,644 20%

Non-Interest Expense to

3.63% 3.65% 3.38% 7%

Average Earning Assets *

Dollars in thousands

* Excludes expenses related to implementing 2013/2014 strategic initiatives. These expenses are identifiable costs paid to third-party providers as well as any retention bonuses or severance payments made in conjunction with these initiatives.

6

Company Overview

WBCO Merger

Financial Review

Strategic Initiatives

7

Strategic Merger Rationale

Compelling Strategic Partnership

- $3.4 billion[1] in total assets with 67 branches from Bellingham, WA to Portland, OR
- A strategic partnership between two culturally similar Washington community banks
- Significant franchise value
  - Logical geographic fit: complementary Western Washington footprint along the I-5 corridor
  - Combination of two respected market leaders in strong financial positions
  - Approximately 24% EPS accretion in 2015[2][3]

Shareholder Value Proposition

- Effective use of capital will enhance returns and shareholder value for both HFWA and WBCO
- Achieve operational scale and realize efficiencies as a larger combined franchise
  - Well-positioned for continued growth and fill-in opportunities
  - Increased market visibility

Low Risk Profile

- Low risk profile, considerable upside opportunity
  - Conservative approach to pro forma assumptions supported by significant, mutual due diligence
  - Experienced management teams working together
  - Both companies are experienced integrators
  - Similar customer base, markets and business strategy
  - Shared credit quality discipline
  - Strong pro forma capital position

(1) Pro forma includes preliminary assumptions on purchase accounting and merger adjustments

(2) Mean EPS estimate for 2014 per SNL FactSet research. EPS estimate in 2015 based on 7.50% long-term growth rate, as of 10/23/2013 announcement

(3) EPS accretion excludes non-recurring merger related costs

8

Heritage Financial Corporation

Compelling Pro Forma Footprint

HFWA Branches (36)

WBCO Branches (31)

Combination creates $3.4 billion (1) asset franchise with 67 branch locations across Washington and Oregon from Bellingham, WA to Portland, OR

Logical geographic fit

Strength from the North (WBCO) joining strength from the South (HFWA)

Doubles the branch footprint along the I-5 corridor

#3 deposit market share within combined market area among banks and thrifts headquartered in the state of Washington (2)

Strength of both franchises will provide momentum for accelerated growth initiatives in King County (Greater Seattle / Bellevue)

Larger scale, deeper resources, creates new opportunities

(1) Pro forma includes preliminary assumptions on purchase accounting and merger adjustments (2) Combined footprint of all counties in Washington with either a HFWA branch or WBCO branch.

Includes all institutions with corporate headquarters in the state of Washington 9

Merger Summary

Name Headquarters Management Board Composition Closing Date Ownership Shares Outstanding Consideration

Capital

Heritage Financial Corporation / Heritage Bank

Will do business as “Whidbey Island Bank” on Whidbey Island

Olympia, Washington

HFWA: Brian Vance (CEO), Jeff Deuel (COO), Don Hinson (CFO) and Dave Spurling (CCO) WBCO: Bryan McDonald (CLO), Ed Eng (CAO) and Lynn Garrison (HR)

8 directors from HFWA / 7 directors from WBCO (including Chairman) May 1, 2014 54% HFWA / 46% WBCO

Pro forma shares outstanding of 30.2 million

Fixed exchange ratio of 0.8900x HFWA shares and $2.75 in cash per WBCO share Transaction value of $270.9 million / $17.38 per share(1)

Pro forma company will maintain well-capitalized position

(1)	Based on HFWA’s 10-day volume weighted average stock price of $16.44 as of 5/1/2014

Financial Impact

Financially Compelling

EPS accretion of approximately 13% in 2014 and approximately 24% in 2015(1)(2) Tangible book value per share dilution of approximately 12.8% at closing Payback period of approximately 2.0 years based on incremental earnings method(3) Payback period of approximately 4.9 years based on traditional EPS method(4) IRR of ~18.0% Pro forma ROAA above 1.00% and ROATCE above 10.0%(2) Strong pro forma capital position – TCE ratio and leverage ratio of approximately 9.0% and 10.0% respectively

Source: SNL Financial, financial data as of 9/30/2013 Note: All information as of 10/23/2013 announcement

(1) Mean EPS estimate for 2014 per SNL FactSet research. EPS estimate in 2015 based on 7.50% long-term growth rate (2) EPS accretion in 2014 and 2015 excludes non-recurring merger related costs (3) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution with the estimated incremental after-tax earnings per share provided by WBCO divided by pro forma fully diluted HFWA shares outstanding (4) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution with the estimated pro forma HFWA EPS accretion

Summary Pro Forma Financials

Pro Forma(1)

Total Assets $ 1.7B $ 1.7B $ 3.4B

Total Loans(2) $ 1.2B $ 1.1B $ 2.3B

Total Deposits $ 1.4B $ 1.5B $ 2.9B

Number of Branches(3) 36 31 67

Tangible Common Equity Ratio(4) 11.3% 10.4% 9.1%

Leverage Ratio(4) 11.3% 12.4% 10.0%

Risk Based Capital Ratio(4) 16.8% 19.8% 14.9%

ROAA (FY 2013) 0.62% 0.88% 1.00%+*

ROATCE (FY 2013) 5.20% 8.42% 10.0%+*

(1) Pro forma includes preliminary assumptions on purchase accounting and merger Source: SNL Financial and public filings, as of 12/31/2013 adjustments Note: All quarterly ratios on an annualized basis (2) Includes gross loans purchased in whole bank and FDIC-assisted acquisitions *Following merger, with cost savings fully phased-in since 2010 (3) 36 HFWA branches as of 2/3/2014 (4) Consolidated holding company

Pro Forma Loans & Deposits

Diversified Loan Portfolio(1)

HFWA

Commercial Real Estate & Multifamily 58.3%

Commercial & Industrial 27.8%

Consumer 3.8%

Construction & Development 6.2%

1-4 Family 3.9%

$1.2B Loans

5.53% Yield on Loans(1)

WBCO

Commercial Real Estate & Multifamily 52.8%

Commercial & Industrial 19.2%

Consumer 17.2%

Construction & Development 6.0%

1-4 Family 4.8%

$1.1B Loans

6.14% Yield on Loans(1)

Pro Forma(2)

Commercial Real Estate & Multifamily 55.8%

Commercial & Industrial 24.0%

Consumer 9.8%

Construction & Development 6.1%

1-4 Family 4.3%

$2.3B Loans

5.81% Yield on Loans(1)

Strong Core Deposit Base

HFWA

Noninterest-Bearing Demand 25.1%

NOW & Interest Bearing Demand 24.9%

MMDA 16.8%

Savings 12.0%

CDs 21.2%

$1.4B Deposits

0.25% Cost of Deposits

WBCO

Noninterest-Bearing Demand 19.2%

NOW & Interest Bearing Demand 25.5%

MMDA 22.8%

Savings 8.8%

CDs 23.7%

$1.5B Deposits

0.31% Cost of Deposits

Pro Forma(2)

Noninterest-Bearing Demand 22.1%

NOW & Interest Bearing Demand 25.2%

MMDA 19.9%

Savings 10.4%

CDs 22.4%

$2.9B Deposits

0.28% Cost of Deposits

Source: SNL Financial and public filings, for the quarter ended 03/31/2014

(1) Total loan portfolio, including originated and purchased loans, prior to loan loss reserve 13 (2) Pro forma does not include purchase accounting or merger related adjustments

Strong Pro Forma Market Position in Washington

- Strong pro forma market position in Washington - $2.8 billion deposits and 66 branches(1)
- Pro forma company ranked 11th in deposit market share in Washington with 2.40% of total deposits in the state
  - Ranked 3rd in deposit market share among Washington-based institutions in combined footprint(2)

Washington-Based Institutions in Combined Footprint (Top 20)(2)

Rank	Institution (State)	# of Branches	Deposits ($M)	Market Share
1	Washington Federal Inc. (WA)	61	$ 4,158	3.53%
2	Columbia Banking System Inc. (WA)	56	$ 2,889	2.45%
3	**PRO FORMA**	**66**	**$ 2,819**	**2.40%**
3	HomeStreet Inc. (WA)	24	$ 1,713	1.45%
4	Banner Corp. (WA)	37	$ 1,609	1.37%
5	**Washington Banking Co. (WA)**	**31**	**$ 1,411**	**1.20%**
6	**Heritage Financial Corp. (WA)**	**35**	**$ 1,408**	**1.20%**
7	Peoples Bancorp (WA)	22	$ 1,062	0.90%
8	Yakima FS&LA (WA)	5	$ 889	0.76%
9	W.T.B. Financial Corp. (WA)	2	$ 789	0.67%
10	Skagit State Bancorp Inc. (WA)	12	$ 667	0.57%
11	First Financial Northwest Inc (WA)	1	$ 642	0.55%
12	Olympia FS&LA (WA)	7	$ 465	0.39%
13	Riverview Bancorp Inc. (WA)	11	$ 464	0.39%
14	SKBHC Holdings LLC (WA)	12	$ 404	0.34%
15	Coastal Financial Corp. (WA)	10	$ 349	0.30%
16	Foundation Bancorp Inc. (WA)	1	$ 311	0.26%
17	FS Bancorp Inc. (WA)	7	$ 290	0.25%
18	Timberland Bancorp Inc. (WA)	11	$ 289	0.25%
19	Puget Sound Bank (WA)	1	$ 274	0.23%
20	Seattle Bank (WA)	6	$ 184	0.16%
Total Institutions		**1,834**	**$117,713**	**100.00%**

Washington (Top 20)

Rank	Institution (State)	# of Branches	Deposits ($M)	Market Share
1	Bank of America Corp. (NC)	190	$ 24,533	20.84%
2	Wells Fargo & Co. (CA)	158	$ 13,550	11.51%
3	U.S. Bancorp (MN)	187	$ 12,841	10.91%
4	JPMorgan Chase & Co. (NY)	212	$ 11,122	9.45%
5	KeyCorp (OH)	162	$ 8,556	7.27%
6	Washington Federal Inc. (WA)	82	$ 5,041	4.28%
7	Umpqua Holdings Corp. (OR)	116	$ 4,486	3.81%
8	Columbia Banking System Inc. (WA)	80	$ 3,531	3.00%
9	Mitsubishi UFJ Finl Grp Inc.	42	$ 3,079	2.62%
10	W.T.B. Financial Corp. (WA)	26	$ 3,062	2.60%
11	**PRO FORMA**	**66**	**$ 2,819**	**2.40%**
11	Banner Corp. (WA)	66	$ 2,661	2.26%
12	HomeStreet Inc. (WA)	26	$ 1,735	1.47%
13	**Washington Banking Co. (WA)**	**31**	**$ 1,411**	**1.20%**
14	**Heritage Financial Corp. (WA)**	**35**	**$ 1,408**	**1.20%**
15	Yakima FS&LA (WA)	10	$ 1,402	1.19%
16	Peoples Bancorp (WA)	24	$ 1,119	0.95%
17	Cashmere Valley Bank (WA)	11	$ 1,094	0.93%
18	SKBHC Holdings LLC (WA)	35	$ 1,082	0.92%
19	Opus Bank (CA)	24	$ 968	0.82%
20	East West Bancorp Inc. (CA)	4	$ 925	0.79%
Total Institutions		**1,834**	**$117,713**	**100.00%**

Source: SNL Financial and FDIC deposit reports, as of 6/30/2013
Note: All dollars in millions, unless otherwise noted
(1) 35 HFWA branches in Washington as of 2/3/2014
(2) Combined footprint of all counties in Washington with either a HFWA branch or WBCO branch. Includes all institutions with corporate headquarters in the state of Washington

14

HERITAGE FINANCIAL CORPORATION

Complementary Business Models

Washington Banking Company

Pro Forma

Year Established (Bank) 1927 1961

Community Banking Focus

Footprint Concentration:

North of King County South of King County

Foothold in Portland, OR

North-South I-5 Corridor

Consumer Lending Auto Lending

Fee Income Generation:

Mortgage Banking SBA Lending Wealth Management Trust Powers

SBA Rankings (1) #2 #1 #1

(1) Source: SBA Lender rankings for SBA 504 loans between 10/1/2012 and 8/31/2013 15 based on number of loans in Seattle/Spokane market

Benefits for All Stakeholders

Shareholders

Customers

Employees

Enhance shareholder value for both companies through combination – financially attractive / compelling pro forma financial position

Strengthens position of the company for future EPS growth and improved returns by leveraging capital

Increased liquidity and market visibility with larger pro forma market capitalization

Similar strategy and commitment to client service at both companies

Broader product offering for customer base - cross-sell opportunities in certain segments, such as consumer, auto lending, mortgages, SBA, wealth management, etc.

Larger retail footprint to service expanded customer base

Retention of key management and employees is an important part of the partnership – strength from both companies

Tenured board of directors committed to the partnership – both boards have strong links with respective communities

Overview

Company Overview

WBCO Merger

Financial Review

Strategic Initiatives

Financial Statistics

Three Months Ended

Mar 31, 2014 Dec 31, 2013 Sept 30, 2013 June 30, 2013 Mar 31, 2013

Earnings:

Net interest Income $ 16,741 $ 17,646 $ 17,581 $ 15,940 $ 16,575

Provision for loan losses on 200 (100) 150 345 495

originated loans

Provision for loan losses on 258 528 928 963 363

purchased loans

Noninterest income 2,307 2,429 2,582 2,357 2,245

Noninterest expense 14,779 18,505 14,285 13,007 13,719

Net income 2,543 710 3,290 2,690 2,885

Diluted EPS 0.16 0.04 0.20 0.18 0.19

Financial Ratios:

Return on average assets 0.62% 0.17% 0.80% 0.75% 0.83%

Return on average equity 4.74% 1.30% 6.05% 5.33% 5.83%

Efficiency ratio 77.59% 92.18% 70.85% 71.09% 72.90%

Net interest margin 4.48% 4.58% 4.67% 4.82% 5.20%

Financial Statistics

As of Period End

Balance Sheet: Mar 31, 2014 Dec 31, 2013 Sept 30, 2013 June 30, 2013 Mar 31, 2013

Total assets $ 1,662,473 $ 1,659,038 $ 1,674,714 $ 1,425,635 $ 1,447,080

Loans, including purchased loans 1,207,650 1,203,096 1,208,082 1,086,453 1,055,490

Investment securities 178,002 199,288 202,339 156,233 158,081

Deposits 1,404,214 1,399,189 1,425,985 1,196,531 1,225,112

Total equity 216,417 215,762 216,595 200,525 200,508

Financial Measures:

Tang book value per common share $ 11.45 $ 11.40 $ 11.44 $ 12.26 $ 12.30

Tang common equity to tang assets 11.4% 11.3% 11.3% 13.2% 13.0%

Net loans to deposits 86.0% 86.0% 84.7% 90.8% 86.2%

Deposits per branch $ 39,006 $ 39,977 $ 33,952 $ 35,192 $ 36,033

Assets per FTE 4,644 4,448 4,035 3,949 4,146

Credit Quality Metrics:

ALLL on orig loans to total orig loans 1.76% 1.76% 1.80% 1.91% 2.02%

Nonperforming orig loans to total orig 0.89% 0.53% 0.81% 1.05% 1.34%

loans

Nonperforming orig assets to total orig 0.90% 0.68% 0.83% 1.06% 1.33%

assets

Net Loan Trends

2010 2011 2012 2013 CAGR

Originated

$720.0 $815.6 $855.4 $960.1 $976.4 7.91%

Loans

Purchased

Covered $ 128.7 $105.4 $84.0 $57.6 $54.9 -19.18%

Loans

Purchased

Non-

$ 131.0 $83.5 $59.0 $185.4 $176.4 7.72%

Covered

Loans

Total $ 979.8 $1,004.5 $998.4 $1,203.1 $1,207.7 5.37%

Dollars in millions

Capital Measures

Total Risk Based Capital

25%

21.4%

20.7% 20.3%

19.9% 20%

16.8% 16.5%

14.90% 15%

10%

5%

0%

2009 2010 2011 2012 2013 Q1’14 Pro (1)

Forma

Regulatory Minimum

(1)	Pro Forma includes preliminary assumptions on purchase accounting and merger adjustments

Tangible Common Equity/Tangible Assets

16%

13.9% 13.9% 13.9% 14%

12.2% 11.4% 12% 11.4% 10%

9.1% 8%

6% 4% 2%

0%

2009 2010 2011 2012 2013 Q1’14 Pro (1) Forma

Cash Dividends

2011 2012 2013 2014

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Quarterly

- $.03 $.05 $.05 $.06 $.08 $.08 $.08 $.08 $.08 $.08 $.08 $.16*

Dividend

Special

- - - $.25 - $.20 - $.30 - $.10 - - -

Dividend

* The dividends for Q1 2014 consist of a regular quarterly dividend declared on January 29 and another dividend declared on March 27. The March 27 dividend is the dividend regularly declared in April for Q2, but was declared one month in advance as a result of the anticipated merger with Washington Banking Company.

Overview

Company Overview WBCO Merger Financial Review

Strategic Initiatives

2014/2015 Priorities

•	Organic Growth
•	We provided 2014 loan growth guidance of 5 - 7%. Revised to 7 - 10% for 2014 Focus on SBA Lending Non-interest income growth for 2014/2015
•	Continue Efficiency Improvements
•	Assets per Employee
•	Non-Interest Expense/Average Assets Successful Conversion of WBCO Customers
•	Achieve announced cost saves and EPS accretion for 2015

2014/2015 Priorities

•	Drive growth synergies as a result of the WBCO combination
•	Loan growth and “up-market” relationships
•	Seattle/Bellevue Mortgage Origination Wealth Management Capital
•	Dividend payout may exceed 35-40% payout ratio until capital is normalized.
•	Will consider opportunistic stock buybacks Merger/Acquisitions Priority is integration and conversion of WBCO
•	Continue to have a disciplined M&A strategy

Investment Value

As a result of the WBCO merger, Heritage has created:

•	An enhanced and stronger balance sheet
•	A company of scale that can drive greater organic growth and efficiency improvements
•	An enhanced management team structure
•	An expanded product offering and formidable I-5 delivery structure that has more branches from Bellingham WA to Vancouver WA than any other community bank
•	Sufficient capital for further growth

Questions and Answers